EXHIBIT 10.21

AMENDMENT

to

INTERCONNECTION AGREEMENTS

THIS AMENDMENT (this “Amendment”), effective as of August 1, 2006 (the “Effective Date”)(the terms of which originally were effective as of November 1, 2004), amends each of the Interconnection Agreements (the “Interconnection Agreements”) by and between each of the Verizon incumbent local exchange carrier (“ILEC”) affiliates (individually and collectively “Verizon” or the “Verizon Parties”) and each of the AT&T wireline competitive local exchange carrier (“CLEC”) affiliates (individually and collectively “AT&T” or the “AT&T Parties”; Verizon and AT&T are referred to herein individually as a “Party” and collectively as the “Parties”), but only to the extent the Interconnection Agreements referenced directly below were not already amended to address the same intercarrier compensation (including, without limitation, reciprocal compensation), interconnection architecture and related matters set forth herein. Attachment 1 hereto lists, to the best of the Parties’ knowledge, the Interconnection Agreements in effect as of the Effective Date (the original listing having been of Interconnection Agreements in effect as of November 1, 2004). For the avoidance of any doubt, this Amendment shall also amend each new Interconnection Agreement or adoption in any Verizon ILEC service area in which the Parties did not have an Interconnection Agreement prior to August 1, 2006, provided that in such instances the “Effective Date” of this Amendment shall be the date on which such Interconnection Agreement or adoption becomes effective. The term “affiliates,” as used in this Amendment, shall have the same meaning as under Rule 405 of the Rules promulgated pursuant to the Securities Act of 1933, as amended.

WITNESSETH:

WHEREAS, Verizon and AT&T are Parties to Interconnection Agreements under Sections 251 and 252 of the Act.

WHEREAS, the Parties wish to amend the Interconnection Agreements to reflect their agreements on certain intercarrier compensation (including, without limitation, reciprocal compensation), interconnection architecture and related matters, as set forth in Attachment 2 hereto.

NOW, THEREFORE, in consideration of the above recitals and the mutual promises and agreements set forth below, the receipt and sufficiency of which are expressly acknowledged, each of the Parties, on its own behalf and on behalf of its respective successors and assigns, hereby agrees as follows:

AMENDMENT NO. 1 TO NEW YORK INTERCONNECTION AGREEMENTS - PAGE 1

1. Amendments to Interconnection Agreements. The Parties agree that the terms and conditions set forth in Attachment 2 hereto shall govern the Parties’ mutual rights and obligations with respect to the provisions set forth therein. For the avoidance of any doubt, modifications to the Interconnection Agreements (in effect as of the Effective Date or as of November 1, 2004 if an Interconnection Agreement was effective at that time) pursuant to Sections 3, 4 and 5 of Attachment 2 hereto shall apply with respect to traffic exchanged by the Parties that is covered by the next bill rendered, on or after the Effective Date, in the ordinary course by each Party for the affected categories of traffic, with respect to usage that is customarily and timely included in such bills, even if such traffic was actually exchanged on a date up to sixty (60) days prior to the Effective Date.

2. Conflict between this Amendment and the Interconnection Agreements. This Amendment shall be deemed to revise the terms and provisions of the Interconnection Agreements to the extent necessary to give effect to the terms and provisions of this Amendment. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of any of the Interconnection Agreements, this Amendment shall govern; provided, however, that the fact that a term or provision appears in this Amendment but not in an Interconnection Agreement, or in an Interconnection Agreement but not in this Amendment, shall not be interpreted as, or deemed grounds for finding, a conflict for purposes of this Section 2.

3. Counterparts. This Amendment may be executed in counterparts, each of which when so executed and delivered shall be an original and all of which together shall constitute one and the same instrument.

4. Captions. The Parties acknowledge that the captions in this Amendment have been inserted solely for convenience of reference and in no way define or limit the scope or substance of any term or provision of this Amendment.

5. Joint Work Product. The Parties acknowledge that this Amendment is the joint work product of the Parties, that, for convenience, this Amendment has been drafted in final form by Verizon and that, accordingly, in the event of ambiguities in this Amendment, no inferences shall be drawn against either Party on the basis of authorship of this Amendment.

6. Scope of Amendment. This Amendment shall amend, modify and revise the Interconnection Agreements only to the extent set forth expressly in Section 1 of this Amendment, and, except to the extent set forth in Section 1 of this Amendment, the terms and provisions of the Interconnection Agreements shall remain in full force and effect after the Effective Date.

AMENDMENT NO. 1 TO NEW YORK INTERCONNECTION AGREEMENTS - PAGE 2

SIGNATURE PAGE

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed and delivered by their duly authorized representatives under seal.

THE AT&T PARTIES		THE VERIZON PARTIES

By:		By:

Printed:	Stephen G. Huels	Printed:	Jeffrey A. Masoner

Title:	Vice President Global Access Management	Title:	Vice President – Interconnection Services Policy & Planning

Date:	July 6, 2006	Date:	July 6, 2006

AMENDMENT NO. 1 TO NEW YORK INTERCONNECTION AGREEMENTS - PAGE 3

Attachment 1

Interconnection Agreements Between The Parties as of August 1, 2006

Attachment 1 to Amendment to Interconnection Agreements

Interconnection Agreements Between The Parties as of August 1, 2006
STATE	EXACT TITLE OF ICA	NAMES OF PARTIES	EFFECTIVE DATE	THIS AMENDMENT IS AMENDMENT NUMBER

ACC INTERCONNECTION AGREEMENTS
Massachusetts

INTERCONNECTION AGREEMENT UNDER SECTIONS 251 AND 252 OF THE TELECOMMUNICATIONS ACT OF 1996

Dated as of June 25, 1997

by and between

NEW ENGLAND TELEPHONE AND TELEGRAPH COMPANY

and

ACC NATIONAL TELECOM CORP.

FOR MASSACHUSETTS

		Verizon New England Inc., d/b/a Verizon Massachusetts, f/k/a New England Telephone and Telegraph Company, d/b/a Bell Atlantic - Massachusetts ACC National Telecom Corp.	Effective 6/25/97	Amendment 3

ACC INTERCONNECTION AGREEMENTS
New York	INTERCONNECTION AGREEMENT UNDER SECTIONS 251 AND 252 OF THE TELECOMMUNICATIONS ACT OF 1996 by and between VERIZON NEW YORK INC. and ACC CORP.	Verizon New York Inc. ACC Corp.	Effective 8/01/06	Amendment 1

AMENDMENT TO INTERCONNECTION AGREEMENTS - PAGE 4

Attachment 1 to Amendment to Interconnection Agreements

Interconnection Agreements Between The Parties as of August 1, 2006

STATE	EXACT TITLE OF ICA	NAMES OF PARTIES	EFFECTIVE DATE	THIS AMENDMENT IS AMENDMENT NUMBER

ACC INTERCONNECTION AGREEMENTS
Washington, DC	INTERCONNECTION AGREEMENT UNDER SECTIONS 251 AND 252 OF THE TELECOMMUNICATIONS ACT OF 1996 Dated as of June 8, 1998 by and between BELL ATLANTIC - WASHINGTON, D.C., INC. and ACC NATIONAL TELECOM CORP.	Verizon Washington, DC Inc., f/k/a Bell Atlantic - Washington, D.C., Inc. ACC National Telecom Corp.	Effective 6/8/98	Amendment 3

AT&T INTERCONNECTION AGREEMENTS
California	INTERCONNECTION, RESALE AND UNBUNDLING AGREEMENT between GTE CALIFORNIA INCORPORATED, CONTEL OF CALIFORNIA, INC. and AT&T COMMUNICATIONS OF CALIFORNIA, INC.	Verizon California Inc., f/k/a GTE California Incorporated AT&T Communications of California, Inc.	Effective 1/23/97	Amendment 8

AMENDMENT TO INTERCONNECTION AGREEMENTS - PAGE 5

Attachment 1 to Amendment to Interconnection Agreements

Interconnection Agreements Between The Parties as of August 1, 2006

STATE	EXACT TITLE OF ICA	NAMES OF PARTIES	EFFECTIVE DATE	THIS AMENDMENT IS AMENDMENT NUMBER

AT&T INTERCONNECTION AGREEMENTS
Connecticut (ACC assigned its Connecticut agreement to AT&T)

Assigned Agreement:

INTERCONNECTION AGREEMENT UNDER SECTIONS 251 AND 252 OF THE TELECOMMUNICATIONS ACT OF 1996

Dated as of June 10, 1998

by and between

NEW YORK TELEPHONE & TELEGRAPH COMPANY d/b/a

BELL ATLANTIC -NEW YORK

and

ACC LONG DISTANCE OF CONNECTICUT CORP.

FOR CONNECTICUT

Verizon New York Inc.,

d/b/a Verizon New York,

f/k/a New York Telephone Company,

d/b/a Bell Atlantic – New York

ACC Long Distance of Connecticut Corp. (AT&T Communications of New England, Inc., assignee)

			Effective 6/10/98	Amendment 3

AT&T INTERCONNECTION AGREEMENTS
Delaware	AGREEMENT between Bell Atlantic -- Delaware, Inc. and AT&T Communications of Delaware, Inc. Effective Date: September 30, 1997	Verizon Delaware Inc., f/k/a Bell Atlantic – Delaware, Inc. AT&T Communications of Delaware, Inc.	Effective 9/30/97	Amendment 4

AMENDMENT TO INTERCONNECTION AGREEMENTS - PAGE 6

Attachment 1 to Amendment to Interconnection Agreements

Interconnection Agreements Between The Parties as of August 1, 2006
STATE	EXACT TITLE OF ICA	NAMES OF PARTIES	EFFECTIVE DATE	THIS AMENDMENT IS AMENDMENT NUMBER

AT&T INTERCONNECTION AGREEMENTS
Florida	INTERCONNECTION, RESALE AND UNBUNDLING AGREEMENT between AT&T COMMUNICATIONS OF THE SOUTHERN STATES, INC. and GTE FLORIDA INC.	Verizon Florida Inc., f/k/a GTE Florida Incorporated AT&T Communications of the Southern States, Inc.	Effective 8/1/97	Amendment 5

AT&T INTERCONNECTION AGREEMENTS
Idaho (AT&T adopted the terms of the Pathnet agreement)	Adopted Agreement: Interconnection, Resale and Unbundling Agreement Between GTE Northwest INCORPORATED and PATHNET, INC.	Verizon Northwest Inc., f/k/a GTE Northwest Incorporated Pathnet, Inc. (AT&T Communications of the Mountain States, Inc., adoptee)	Adoption Effective 7/10/01	Amendment 2

AT&T INTERCONNECTION AGREEMENTS
Illinois	INTERCONNECTION, RESALE AND UNBUNDLING AGREEMENT among GTE NORTH INCORPORATED, GTE SOUTH INCORPORATED, d/b/a GTE SYSTEMS OF ILLINOIS and AT&T COMMUNICATIONS OF ILLINOIS, INC.	Verizon North Inc., f/k/a GTE North Incorporated, Verizon South Inc., f/k/a GTE South Incorporated AT&T Communications of Illinois, Inc.	Effective 6/28/99	Amendment 4

AMENDMENT TO INTERCONNECTION AGREEMENTS - PAGE 7

Attachment 1 to Amendment to Interconnection Agreements

Interconnection Agreements Between The Parties as of August 1, 2006

STATE	EXACT TITLE OF ICA	NAMES OF PARTIES	EFFECTIVE DATE	THIS AMENDMENT IS AMENDMENT NUMBER

AT&T INTERCONNECTION AGREEMENTS
Indiana	INTERCONNECTION, RESALE AND UNBUNDLING AGREEMENT between GTE NORTH INCORPORATED AND CONTEL OF THE SOUTH, INC., d/b/a GTE SYSTEMS OF INDIANA, INC. and AT&T COMMUNICATIONS OF INDIANA, INC.	Verizon North Inc., f/k/a GTE North Incorporated Contel of the South, Inc., d/b/a Verizon North Systems AT&T Communications of Indiana, Inc.	Effective 11/24/99	Amendment 2

AT&T INTERCONNECTION AGREEMENTS
Maine (ACC assigned its Maine agreement to AT&T)

Assigned Agreement:

INTERCONNECTION AGREEMENT UNDER SECTIONS 251 AND 252 OF THE TELECOMMUNICATIONS ACT OF 1996

Dated as of April 7, 1999

by and between

NEW ENGLAND TELEPHONE & TELEGRAPH COMPANY d/b/a

BELL ATLANTIC - MAINE

and

ACC NATIONAL TELECOM CORP.

Verizon New England Inc.,

d/b/a Verizon Maine,

f/k/a New England Telephone and Telegraph Company,

d/b/a Bell Atlantic – Maine

ACC National Telecom Corp. (AT&T Communications of New England, Inc., assignee)

			Effective 4/7/99	Amendment 3

AT&T INTERCONNECTION AGREEMENTS
Maryland	AGREEMENT between Bell Atlantic -- Maryland, Inc. and	Verizon Maryland Inc., f/k/a Bell Atlantic – Maryland, Inc.	Effective 8/1/97	Amendment 4

AMENDMENT TO INTERCONNECTION AGREEMENTS - PAGE 8

Attachment 1 to Amendment to Interconnection Agreements

Interconnection Agreements Between The Parties as of August 1, 2006

STATE	EXACT TITLE OF ICA	NAMES OF PARTIES	EFFECTIVE DATE	THIS AMENDMENT IS AMENDMENT NUMBER
	AT&T Communications of Maryland, Inc. Effective Date: August 1, 1997	AT&T Communications of Maryland, Inc.

AT&T INTERCONNECTION AGREEMENTS
Massachusetts	INTERCONNECTION AGREEMENT Agreement between AT&T Communications of New England, Inc. and New England Telephone and Telegraph Company, d/b/a Bell Atlantic – Massachusetts	Verizon New England Inc., d/b/a Verizon Massachusetts, f/k/a New England Telephone and Telegraph Company, d/b/a Bell Atlantic – Massachusetts AT&T Communications of New England, Inc.	Effective 4/13/98	Amendment 2

AT&T INTERCONNECTION AGREEMENTS
Michigan	INTERCONNECTION, RESALE AND UNBUNDLING AGREEMENT between GTE NORTH INCORPORATED AND CONTEL OF THE SOUTH, INC., d/b/a GTE SYSTEMS OF MICHIGAN and AT&T COMMUNCIATIONS OF MICHIGAN, INC.	Verizon North Inc., f/k/a GTE North Incorporated Contel of the South, Inc., d/b/a Verizon North Systems AT&T Communications of Michigan, Inc.	Effective 8/3/99	Amendment 4

AMENDMENT TO INTERCONNECTION AGREEMENTS - PAGE 9

Attachment 1 to Amendment to Interconnection Agreements

Interconnection Agreements Between The Parties as of August 1, 2006
STATE	EXACT TITLE OF ICA	NAMES OF PARTIES	EFFECTIVE DATE	THIS AMENDMENT IS AMENDMENT NUMBER

AT&T INTERCONNECTION AGREEMENTS
New Hampshire (ACC assigned its New Hampshire agreement to AT&T)

Assigned Agreement:

INTERCONNECTION AGREEMENT UNDER SECTIONS 251 AND 252 OF THE TELECOMMUNICATIONS ACT OF 1996

Dated as of June 10, 1998

by and between

NEW ENGLAND TELEPHONE & TELEGRAPH COMPANY d/b/a

BELL ATLANTIC - NEW HAMPSHIRE

and

ACC NATIONAL TELECOM CORP.

Verizon New England, Inc.,

d/b/a Verizon New Hampshire,

f/k/a New England Telephone and Telegraph Company,

d/b/a Bell Atlantic – New Hampshire

ACC National Telecom Corp. (AT&T Communications of New England, Inc., assignee)

			Effective 6/10/98	Amendment 3

AT&T INTERCONNECTION AGREEMENTS
New Jersey (AT&T Communications of New Jersey, Inc., assigned its agreement to AT&T Communications of New Jersey, L.P.)	AGREEMENT between Bell Atlantic -- New Jersey, Inc. and AT&T Communications of New Jersey, Inc. Effective Date: September 15, 1997	Verizon New Jersey Inc., f/k/a Bell Atlantic – New Jersey, Inc. AT&T Communications of New Jersey, Inc. (AT&T Communications of New Jersey, L.P., assignee)	Effective 9/15/97	Amendment 4

AMENDMENT TO INTERCONNECTION AGREEMENTS - PAGE 10

Attachment 1 to Amendment to Interconnection Agreements

Interconnection Agreements Between The Parties as of August 1, 2006
STATE	EXACT TITLE OF ICA	NAMES OF PARTIES	EFFECTIVE DATE	THIS AMENDMENT IS AMENDMENT NUMBER

AT&T INTERCONNECTION AGREEMENTS
New York	INTERCONNECTION AGREEMENT UNDER SECTIONS 251 AND 252 OF THE TELECOMMUNICATIONS ACT OF 1996 by and between VERIZON NEW YORK INC. and AT&T COMMUNICATIONS OF NEW YORK, INC.	Verizon New York Inc. AT&T Communications of New York, Inc.	Effective 8/01/06	Amendment 1

AT&T INTERCONNECTION AGREEMENTS
North Carolina	INTERCONNECTION, RESALE AND UNBUNDLING AGREEMENT between AT&T COMMUNICATIONS OF THE SOUTHERN STATES, INC. and GTE SOUTH INCORPORATED	Verizon South Inc., f/k/a GTE South Incorporated AT&T Communications of the Southern States, Inc.	Effective 2/9/99	Amendment 2

AT&T INTERCONNECTION AGREEMENTS
Ohio	INTERCONNECTION, RESALE AND UNBUNDLING AGREEMENT between GTE NORTH INCORPORATED and AT&T COMMUNICATIONS OF OHIO, INC.	Verizon North Inc., f/k/a GTE North Incorporated AT&T Communications of Ohio, Inc.	Effective 12/30/98	Amendment 4

AT&T INTERCONNECTION AGREEMENTS
Oregon	INTERCONNECTION,	Verizon Northwest	Effective	Amendment 3

AMENDMENT TO INTERCONNECTION AGREEMENTS - PAGE 11

Attachment 1 to Amendment to Interconnection Agreements

Interconnection Agreements Between The Parties as of August 1, 2006
STATE	EXACT TITLE OF ICA	NAMES OF PARTIES	EFFECTIVE DATE	THIS AMENDMENT IS AMENDMENT NUMBER
	RESALE AND UNBUNDLING AGREEMENT between GTE NORTHWEST INCORPORATED and AT&T COMMUNICATIONS OF THE PACIFIC NORTHWEST, INC.	Inc., f/k/a GTE Northwest Incorporated AT&T Communications of the Pacific Northwest, Inc.	1/27/99

AT&T INTERCONNECTION AGREEMENTS
Pennsylvania (former Bell Atlantic) (AT&T adopted the terms of the TCG agreement)

Adopted Agreement:

INTERCONNECTION AGREEMENT UNDER SECTIONS 251 AND 252 OF THE TELECOMMUNICATIONS ACT OF 1996

Dated as of February 3, 1997

by and between

BELL ATLANTIC - PENNSYLVANIA, INC.

and

TCG - PITTSBURGH

		Verizon Pennsylvania Inc., f/k/a Bell Atlantic – Pennsylvania, Inc. TCG – Pittsburgh (AT&T Communications of Pennsylvania, Inc., adoptee)	Adoption Effective 4/29/02	Amendment 2

AT&T INTERCONNECTION AGREEMENTS
Pennsylvania (former GTE)	INTERCONNECTION, RESALE AND UNBUNDLING AGREEMENT between GTE NORTH, INC. and AT&T COMMUNICATIONS OF PENNSYLVANIA, INC.	Verizon North Inc., f/k/a GTE North Incorporated AT&T Communications of Pennsylvania, Inc.	Effective 10/12/99	Amendment 4

AMENDMENT TO INTERCONNECTION AGREEMENTS - PAGE 12

Attachment 1 to Amendment to Interconnection Agreements

Interconnection Agreements Between The Parties as of August 1, 2006

STATE	EXACT TITLE OF ICA	NAMES OF PARTIES	EFFECTIVE DATE	THIS AMENDMENT IS AMENDMENT NUMBER

AT&T INTERCONNECTION AGREEMENTS
Rhode Island (ACC assigned its Rhode Island agreement to AT&T)

Assigned Agreement:

INTERCONNECTION AGREEMENT UNDER SECTIONS 251 AND 252 OF THE TELECOMMUNICATIONS ACT OF 1996

Dated as of April 7, 1999

by and between

NEW ENGLAND TELEPHONE AND TELEGRAPH COMPANY d/b/a

BELL ATLANTIC - RHODE ISLAND

and

ACC NATIONAL TELECOM CORP.

Verizon New England, Inc.

d/b/a Verizon Rhode Island,

f/k/a New England Telephone and Telegraph Company,

d/b/a Bell Atlantic – Rhode Island

ACC National Telecom Corp. (AT&T Communications of New England, Inc., assignee)

			Effective 4/7/99	Amendment 3

AT&T INTERCONNECTION AGREEMENTS
South Carolina	INTERCONNECTION, RESALE AND UNBUNDLING AGREEMENT between AT&T COMMUNICATIONS OF THE SOUTHERN STATES, INC. and GTE SOUTH INCORPORATED	Verizon South Inc., f/k/a GTE South Incorporated AT&T Communications of the Southern States, Inc.	Effective 7/14/00	Amendment 2

AT&T INTERCONNECTION AGREEMENTS
Texas	INTERCONNECTION, RESALE AND UNBUNDLING AGREEMENT between GTE SOUTHWEST INCORPORATED AND	GTE Southwest Incorporated, d/b/a Verizon Southwest AT&T Communications of	Effective 6/6/97	Amendment 3

AMENDMENT TO INTERCONNECTION AGREEMENTS - PAGE 13

Attachment 1 to Amendment to Interconnection Agreements

Interconnection Agreements Between The Parties as of August 1, 2006
STATE	EXACT TITLE OF ICA	NAMES OF PARTIES	EFFECTIVE DATE	THIS AMENDMENT IS AMENDMENT NUMBER
	CONTEL OF TEXAS, INC. and AT&T COMMUNICATIONS OF THE SOUTHWEST, INC.	Texas, L.P., f/k/a AT&T Communications of the Southwest, Inc.

AT&T INTERCONNECTION AGREEMENTS
Vermont (ACC assigned its Vermont agreement to AT&T)

Assigned Agreement:

INTERCONNECTION AGREEMENT UNDER SECTIONS 251 AND 252 OF THE TELECOMMUNICATIONS ACT OF 1996

Dated as of June 10, 1998

by and between

BELL ATLANTIC - VERMONT

and

ACC NATIONAL TELECOM CORP.

Verizon New England Inc.,

d/b/a Verizon Vermont,

f/k/a New England Telephone and Telegraph Company,

d/b/a Bell Atlantic –

Vermont

ACC National Telecom Corp. (AT&T Communications of New England, Inc., assignee)

			Effective 6/10/98	Amendment 3

AT&T INTERCONNECTION AGREEMENTS
Virginia (former Bell Atlantic)	INTERCONNECTION AGREEMENT UNDER SECTIONS 251 AND 252 OF THE TELECOMMUNICATIONS ACT OF 1996 Dated as of October 8, 2002 by and between VERIZON VIRGINIA INC. and AT&T COMMUNICATIONS OF VIRGINIA, INC.	Verizon Virginia Inc. f/k/a Bell Atlantic – Virginia, Inc. AT&T Communications of Virginia, Inc.	Effective 10/8/02	Amendment 3

AT&T INTERCONNECTION AGREEMENTS
Virginia (former GTE)	INTERCONNECTION, RESALE AND UNBUNDLING AGREEMENT	Verizon South Inc., f/k/a GTE South Incorporated	Effective 5/28/99	Amendment 2

AMENDMENT TO INTERCONNECTION AGREEMENTS - PAGE 14

Attachment 1 to Amendment to Interconnection Agreements

Interconnection Agreements Between The Parties as of August 1, 2006

STATE	EXACT TITLE OF ICA	NAMES OF PARTIES	EFFECTIVE DATE	THIS AMENDMENT IS AMENDMENT NUMBER
	between GTE SOUTH INCORPORATED and AT&T COMMUNICATIONS OF VIRGINIA, INC.	AT&T Communications of Virginia, Inc.

AT&T INTERCONNECTION AGREEMENTS
Washington	INTERCONNECTION, RESALE AND UNBUNDLING AGREEMENT between GTE NORTHWEST INCORPORATED and AT&T COMMUNICATIONS OF THE PACIFIC NORTHWEST, INC.	Verizon Northwest Inc., f/k/a GTE Northwest Incorporated AT&T Communications of the Pacific Northwest, Inc.	Effective 9/25/97	Amendment 3

AT&T INTERCONNECTION AGREEMENTS
Washington, DC	AGREEMENT between Bell Atlantic -- Washington, DC, Inc. and AT&T Communications of Washington, DC, Inc. Effective Date: August 25, 1997	Verizon Washington, DC Inc., f/k/a Bell Atlantic – Washington, D.C., Inc. AT&T Communications of Washington, DC, Inc.	Effective 8/25/97	Amendment 4

AMENDMENT TO INTERCONNECTION AGREEMENTS - PAGE 15

Attachment 1 to Amendment to Interconnection Agreements

Interconnection Agreements Between The Parties as of August 1, 2006

STATE	EXACT TITLE OF ICA	NAMES OF PARTIES	EFFECTIVE DATE	THIS AMENDMENT IS AMENDMENT NUMBER

AT&T INTERCONNECTION AGREEMENTS
West Virginia (AT&T adopted the terms of the MCImetro agreement)

Adopted Agreement:

MCImetro/Bell Atlantic

INTERCONNECTION AGREEMENT 1997

MCImetro/Bell Atlantic Interconnection Agreement between MCImetro Access Transmission Services, Inc. (“MCIm”) and Bell Atlantic-West Virginia, Inc.

		Verizon West Virginia Inc., f/k/a Bell Atlantic – West Virginia, Inc. MCImetro Access Transmission Services, Inc. (AT&T Communications of West Virginia, Inc., adoptee)	Adoption Effective 2/10/99	Amendment 3

AT&T INTERCONNECTION AGREEMENTS
Wisconsin	INTERCONNECTION, RESALE AND UNBUNDLING AGREEMENT between AT&T COMMUNICATIONS OF WISCONSIN, INC. and GTE NORTH INCORPORATED	Verizon North Inc., f/k/a GTE North Incorporated AT&T Communications of Wisconsin, Inc.	Effective 2/5/99	Amendment 2

TCG INTERCONNECTION AGREEMENTS
California (TCG Los Angeles adopted the terms of the MCImetro agreement)	Adopted Agreement: INTERCONNECTION, RESALE AND UNBUNDLING AGREEMENT BETWEEN GTE CALIFORNIA INCORPORATED AND MCImetro ACCESS TRANSMISSION SERVICES, INC.	Verizon California Inc., f/k/a GTE California Incorporated MCImetro Access Transmission Services, Inc. (Teleport Communications Group, Inc. Los Angeles, adoptee)	Adoption Effective 6/10/98	Amendment 6

TCG INTERCONNECTION AGREEMENTS
California	Adopted Agreement:	Verizon California	Adoption	Amendment 6

AMENDMENT TO INTERCONNECTION AGREEMENTS - PAGE 16

Attachment 1 to Amendment to Interconnection Agreements

Interconnection Agreements Between The Parties as of August 1, 2006

STATE	EXACT TITLE OF ICA	NAMES OF PARTIES	EFFECTIVE DATE	THIS AMENDMENT IS AMENDMENT NUMBER
(TCG San Diego adopted the terms of the MCImetro agreement)	INTERCONNECTION, RESALE AND UNBUNDLING AGREEMENT BETWEEN GTE CALIFORNIA INCORPORATED AND MCImetro ACCESS TRANSMISSION SERVICES, INC.	Inc., f/k/a GTE California Incorporated MCImetro Access Transmission Services, Inc. (Teleport Communications Group Inc., San Diego, adoptee)	Effective 6/10/98

TCG INTERCONNECTION AGREEMENTS
California (TCG San Francisco adopted the terms of the MCImetro agreement)	Adopted Agreement: INTERCONNECTION, RESALE AND UNBUNDLING AGREEMENT BETWEEN GTE CALIFORNIA INCORPORATED AND MCImetro ACCESS TRANSMISSION SERVICES, INC.	Verizon California Inc., f/k/a GTE California Incorporated MCImetro Access Transmission Services, Inc. (Teleport Communications Group, Inc. San Francisco, adoptee)	Adoption Effective 6/10/98	Amendment 6

TCG INTERCONNECTION AGREEMENTS
Delaware	INTERCONNECTION AGREEMENT UNDER SECTIONS 251 AND 252 OF THE TELECOMMUNICATIONS ACT OF 1996 Dated as of September 13, 1996 by and between BELL ATLANTIC-DELAWARE, INC. and EASTERN TELELOGIC CORPORATION	Verizon Delaware Inc., f/k/a Bell Atlantic – Delaware, Inc. TCG Delaware Valley, Inc., f/k/a Eastern TeleLogic Corporation	Effective 9/13/96	Amendment 8

AMENDMENT TO INTERCONNECTION AGREEMENTS - PAGE 17

Attachment 1 to Amendment to Interconnection Agreements

Interconnection Agreements Between The Parties as of August 1, 2006

STATE	EXACT TITLE OF ICA	NAMES OF PARTIES	EFFECTIVE DATE	THIS AMENDMENT IS AMENDMENT NUMBER
CORPORATION

TCG INTERCONNECTION AGREEMENTS
Florida (TCG adopted the terms of the AT&T agreement)	Adopted Agreement: INTERCONNECTION, RESALE AND UNBUNDLING AGREEMENT between AT&T COMMUNICATIONS OF THE SOUTHERN STATES, INC. and GTE FLORIDA INC.	Verizon Florida Inc., f/k/a GTE Florida Incorporated AT&T Communications of the Southern States, Inc. (TCG South Florida, adoptee)	Adoption Effective 3/6/98	Amendment 4

TCG INTERCONNECTION AGREEMENTS
Illinois (TCG adopted the terms of the AT&T agreement)	Adopted Agreement: INTERCONNECTION, RESALE AND UNBUNDLING AGREEMENT among GTE NORTH INCORPORATED, GTE SOUTH INCORPORATED, d/b/a GTE SYSTEMS OF ILLINOIS and AT&T COMMUNICATIONS OF ILLINOIS, INC.	Verizon North Inc., f/k/a GTE North Incorporated, Verizon South Inc., f/k/a GTE South Incorporated AT&T Communications of Illinois, Inc. (TCG Chicago and TCG Illinois, adoptee)	Adoption Effective 6/2/04	Amendment 2

TCG INTERCONNECTION AGREEMENTS
Indiana (TCG adopted the terms of the AT&T agreement)	Adopted Agreement: INTERCONNECTION, RESALE AND UNBUNDLING AGREEMENT	Verizon North Inc., f/k/a GTE North Incorporated Contel of the South, Inc., d/b/a Verizon North	Adoption Effective 5/21/03	Amendment 2

AMENDMENT TO INTERCONNECTION AGREEMENTS - PAGE 18

Attachment 1 to Amendment to Interconnection Agreements

Interconnection Agreements Between The Parties as of August 1, 2006

STATE	EXACT TITLE OF ICA	NAMES OF PARTIES	EFFECTIVE DATE	THIS AMENDMENT IS AMENDMENT NUMBER
	between GTE NORTH INCORPORATED AND CONTEL OF THE SOUTH, INC., d/b/a GTE SYSTEMS OF INDIANA, INC. and AT&T COMMUNICATIONS OF INDIANA, INC.	Systems AT&T Communications of Indiana, Inc. (TCG Indianapolis, adoptee)

TCG INTERCONNECTION AGREEMENTS
Maryland	INTERCONNECTION AGREEMENT UNDER SECTIONS 251 AND 252 OF THE TELECOMMUNICATIONS ACT OF 1996 Dated as of February 3, 1997 by and between BELL ATLANTIC - MARYLAND, INC. and TCG - MARYLAND	Verizon Maryland Inc., f/k/a Bell Atlantic – Maryland, Inc. TCG – Maryland	Effective 2/3/97	Amendment 5

AMENDMENT TO INTERCONNECTION AGREEMENTS - PAGE 19

Attachment 1 to Amendment to Interconnection Agreements

Interconnection Agreements Between The Parties as of August 1, 2006

STATE	EXACT TITLE OF ICA	NAMES OF PARTIES	EFFECTIVE DATE	THIS AMENDMENT IS AMENDMENT NUMBER

TCG INTERCONNECTION AGREEMENTS
Massachusetts	INTERCONNECTION AGREEMENT UNDER SECTIONS 251 AND 252 OF THE TELECOMMUNICATIONS ACT OF 1996 Dated as of October 29, 1997 by and between BELL ATLANTIC-MASSACHUSETTS and TELEPORT COMMUNICATIONS BOSTON

Verizon New England Inc.,

d/b/a Verizon Massachusetts,

f/k/a New England Telephone and Telegraph Company,

d/b/a Bell Atlantic – Massachusetts

Teleport Communications-Boston, Inc.,

f/k/a Teleport Communications Boston

			Effective 10/29/97	Amendment 4

TCG INTERCONNECTION AGREEMENTS
Michigan (TCG adopted the terms of the AT&T agreement)

Adopted Agreement:

INTERCONNECTION, RESALE

AND UNBUNDLING

AGREEMENT

between

GTE NORTH INCORPORATED AND CONTEL OF THE SOUTH, INC., d/b/a GTE

SYSTEMS OF MICHIGAN

and

AT&T COMMUNICATIONS OF MICHIGAN, INC.

		Verizon North Inc., f/k/a GTE North Incorporated AT&T Communications of Michigan, Inc. (Teleport Communications Group Inc./TCG Detroit, adoptee)	Adoption Effective 11/24/99	Amendment 4

TCG INTERCONNECTION AGREEMENTS
New Hampshire (TCG adopted the terms of the AT&T agreement, originally assigned to AT&T)	Adoption of Assigned Agreement: INTERCONNECTION AGREEMENT UNDER SECTIONS 251 AND 252	Verizon New England Inc., d/b/a Verizon New Hampshire, f/k/a New England Telephone and	Adoption Effective 6/18/02	Amendment 3

AMENDMENT TO INTERCONNECTION AGREEMENTS - PAGE 20

Attachment 1 to Amendment to Interconnection Agreements

Interconnection Agreements Between The Parties as of August 1, 2006

STATE	EXACT TITLE OF ICA	NAMES OF PARTIES	EFFECTIVE DATE	THIS AMENDMENT IS AMENDMENT NUMBER
by ACC	OF THE TELECOMMUNICATIONS ACT OF 1996 Dated as of June 10, 1998 by and between NEW ENGLAND TELEPHONE & TELEGRAPH COMPANY d/b/a BELL ATLANTIC - NEW HAMPSHIRE and ACC NATIONAL TELECOM CORP.	Telegraph Company, d/b/a Bell Atlantic - New Hampshire ACC National Telecom Corp. (AT&T Communications of New England, Inc., assignee, TCG New Hampshire, Inc., adoptee)

TCG INTERCONNECTION AGREEMENTS
New Jersey Eastern TeleLogic

INTERCONNECTION AGREEMENT UNDER SECTIONS 251 AND 252 OF THE TELECOMMUNICATIONS ACT OF 1996

Dated as of September 13, 1996

by and between

BELL ATLANTIC-NEW JERSEY, INC.

and

EASTERN TELELOGIC CORPORATION

		Verizon New Jersey Inc., f/k/a Bell Atlantic – New Jersey, Inc. TCG Delaware Valley, Inc., f/k/a Eastern TeleLogic Corporation	Effective 9/13/96	Amendment 5

New Jersey TC Systems, Inc.	INTERCONNECTION AGREEMENT UNDER SECTIONS 251 AND 252 OF THE TELECOMMUNICATIONS ACT OF 1996 Dated as of February 3, 1997 by and between BELL ATLANTIC - NEW JERSEY, INC. and	Verizon New Jersey Inc., f/k/a Bell Atlantic – New Jersey, Inc. Teleport Communications New York, f/k/a TC Systems, Inc.	Effective 2/3/97	Amendment 5

AMENDMENT TO INTERCONNECTION AGREEMENTS - PAGE 21

Attachment 1 to Amendment to Interconnection Agreements

Interconnection Agreements Between The Parties as of August 1, 2006

STATE	EXACT TITLE OF ICA	NAMES OF PARTIES	EFFECTIVE DATE	THIS AMENDMENT IS AMENDMENT NUMBER
TC SYSTEMS, INC.

TCG INTERCONNECTION AGREEMENTS
New York	INTERCONNECTION AGREEMENT UNDER SECTIONS 251 AND 252 OF THE TELECOMMUNICATIONS ACT OF 1996 by and between VERIZON NEW YORK INC. and TELEPORT COMMUNICATIONS GROUP INC.	Verizon New York Inc., f/k/a New York Telephone Company Teleport Communications Group Inc.	Effective 8/01/2006	Amendment 1

TCG INTERCONNECTION AGREEMENTS
North Carolina (TCG adopted the terms of the AT&T agreement)	Adopted Agreement: INTERCONNECTION, RESALE AND UNBUNDLING AGREEMENT between AT&T COMMUNICATIONS OF THE SOUTHERN STATES, INC. and GTE SOUTH INCORPORATED	Verizon South Inc., f/k/a GTE South Incorporated AT&T Communications of the Southern States, Inc. (TCG of the Carolinas, Inc., adoptee)	Adoption Effective 12/8/00	Amendment 2

AMENDMENT TO INTERCONNECTION AGREEMENTS - PAGE 22

Attachment 1 to Amendment to Interconnection Agreements

Interconnection Agreements Between The Parties as of August 1, 2006

STATE	EXACT TITLE OF ICA	NAMES OF PARTIES	EFFECTIVE DATE	THIS AMENDMENT IS AMENDMENT NUMBER

TCG INTERCONNECTION AGREEMENTS
Ohio (TCG adopted the terms of the AT&T agreement)	Adopted Agreement: INTERCONNECTION, RESALE AND UNBUNDLING AGREEMENT between GTE NORTH INCORPORATED and AT&T COMMUNICATIONS OF OHIO, INC.	Verizon North Inc., f/k/a GTE North Incorporated AT&T Communications of Ohio, Inc. (TCG Ohio, Inc., adoptee)	Adoption Effective 6/2/04	Amendment 2

TCG INTERCONNECTION AGREEMENTS
Oregon (TCG adopted the terms of the AT&T agreement)	Adopted Agreement: INTERCONNECTION, RESALE AND UNBUNDLING AGREEMENT between GTE NORTHWEST INCORPORATED and AT&T COMMUNICATIONS OF THE PACIFIC NORTHWEST, INC.	Verizon Northwest Inc., f/k/a GTE Northwest Incorporated AT&T Communications of the Pacific Northwest, Inc. (TCG Oregon, adoptee)	Adoption Effective 4/23/99	Amendment 3

AMENDMENT TO INTERCONNECTION AGREEMENTS - PAGE 23

Attachment 1 to Amendment to Interconnection Agreements

Interconnection Agreements Between The Parties as of August 1, 2006

STATE	EXACT TITLE OF ICA	NAMES OF PARTIES	EFFECTIVE DATE	THIS AMENDMENT IS AMENDMENT NUMBER

TCG INTERCONNECTION AGREEMENTS
Pennsylvania (former Bell Atlantic) TCG Pittsburgh	INTERCONNECTION AGREEMENT UNDER SECTIONS 251 AND 252 OF THE TELECOMMUNICATIONS ACT OF 1996 Dated as of February 3, 1997 by and between BELL ATLANTIC - PENNSYLVANIA, INC. and TCG - PITTSBURGH	Verizon Pennsylvania Inc., f/k/a Bell Atlantic – Pennsylvania, Inc. TCG Pittsburgh	Effective 2/3/97	Amendment 3

Pennsylvania (former Bell Atlantic) Eastern TeleLogic

INTERCONNECTION AGREEMENT UNDER SECTIONS 251 AND 252 OF THE TELECOMMUNICATIONS ACT OF 1996

Dated as of September 13, 1996

by and between

BELL ATLANTIC-PENNSYLVANIA, INC.

and

EASTERN TELELOGIC CORPORATION

		Verizon Pennsylvania Inc., f/k/a Bell Atlantic – Pennsylvania, Inc. TCG Delaware Valley, Inc., f/k/a Eastern TeleLogic Corporation	Effective 9/13/96	Amendment 4

AMENDMENT TO INTERCONNECTION AGREEMENTS - PAGE 24

Attachment 1 to Amendment to Interconnection Agreements

Interconnection Agreements Between The Parties as of August 1, 2006

STATE	EXACT TITLE OF ICA	NAMES OF PARTIES	EFFECTIVE DATE	THIS AMENDMENT IS AMENDMENT NUMBER

TCG INTERCONNECTION AGREEMENTS
Pennsylvania (former GTE) (TCG adopted the terms of the AT&T agreement)	Adopted Agreement: INTERCONNECTION, RESALE AND UNBUNDLING AGREEMENT between GTE NORTH, INC. and AT&T COMMUNICATIONS OF PENNSYLVANIA, INC.	Verizon North Inc., f/k/a GTE North Incorporated AT&T Communications of Pennsylvania, Inc. (Teleport Communications Group Inc./TCG Pittsburgh and TCG Delaware Valley, Inc., adoptees)	Adoption Effective 1/26/00	Amendment 4

TCG INTERCONNECTION AGREEMENTS
Rhode Island	INTERCONNECTION AGREEMENT UNDER SECTIONS 251 AND 252 OF THE TELECOMMUNICATIONS ACT OF 1996 Dated as of April 21, 1999 by and between BELL ATLANTIC-RHODE ISLAND and TCG RHODE ISLAND	Verizon New England Inc., d/b/a Verizon Rhode Island, f/k/a New England Telephone and Telegraph Company, d/b/a Bell Atlantic – Rhode Island TCG Rhode Island	Effective 4/21/99	Amendment 4

TCG INTERCONNECTION AGREEMENTS
South Carolina (TCS adopted the terms of the AT&T agreement)	Adopted Agreement: INTERCONNECTION, RESALE AND UNBUNDLING AGREEMENT between AT&T COMMUNICATIONS OF THE SOUTHERN STATES, INC. and	Verizon South Inc., f/k/a GTE South Incorporated TC Systems, Inc.	Effective 10/07/2005	Amendment 1

AMENDMENT TO INTERCONNECTION AGREEMENTS - PAGE 25

Attachment 1 to Amendment to Interconnection Agreements

Interconnection Agreements Between The Parties as of August 1, 2006

STATE	EXACT TITLE OF ICA	NAMES OF PARTIES	EFFECTIVE DATE	THIS AMENDMENT IS AMENDMENT NUMBER
GTE SOUTH INCORPORATED

TCG INTERCONNECTION AGREEMENTS
Texas (TCG adopted the terms of the AT&T agreement)	Adopted Agreement: INTERCONNECTION, RESALE AND UNBUNDLING AGREEMENT between GTE SOUTHWEST INCORPORATED AND CONTEL OF TEXAS, INC. and AT&T COMMUNICATIONS OF THE SOUTHWEST, INC.	GTE Southwest Incorporated, d/b/a Verizon Southwest AT&T Communications of the Southwest, Inc. (TCG Dallas and Teleport Communications Houston, Inc., adoptee)	Adoption Effective 2/20/98	Amendment 3

TCG INTERCONNECTION AGREEMENTS
Virginia (former Bell Atlantic)	INTERCONNECTION AGREEMENT UNDER SECTIONS 251 AND 252 OF THE TELECOMMUNICATIONS ACT OF 1996 Dated as of October 8, 2002 by and between VERIZON VIRGINIA INC. and TCG VIRGINIA, INC.	Verizon Virginia Inc. f/k/a Bell Atlantic – Virginia, Inc. TCG Virginia, Inc.	Effective 10/8/02	Amendment 3

AMENDMENT TO INTERCONNECTION AGREEMENTS - PAGE 26

Attachment 1 to Amendment to Interconnection Agreements

Interconnection Agreements Between The Parties as of August 1, 2006

STATE	EXACT TITLE OF ICA	NAMES OF PARTIES	EFFECTIVE DATE	THIS AMENDMENT IS AMENDMENT NUMBER

TCG INTERCONNECTION AGREEMENTS
Virginia (former GTE) (TCG adopted the terms of the MCI Worldcom agreement)	Adopted Agreement: Interim Virginia Co-Carrier Agreement between MFS Intelenet of Virginia, Inc. and GTE South Incorporated	Verizon South Inc., f/k/a GTE South Incorporated MCI WORLDCOM Communications of Virginia, Inc. f/k/a MFS Intelenet of Virginia, Inc. (TCG Virginia, Inc., adoptee)	Adoption Effective 7/22/97	Amendment 2

TCG INTERCONNECTION AGREEMENTS
Washington (TCG adopted the terms of the AT&T agreement)	Adopted Agreement: INTERCONNECTION, RESALE AND UNBUNDLING AGREEMENT between GTE NORTHWEST INCORPORATED and AT&T COMMUNICATIONS OF THE PACIFIC NORTHWEST, INC.	Verizon Northwest Inc., f/k/a GTE Northwest Incorporated AT&T Communications of the Pacific Northwest, Inc. (TCG Seattle, adoptee)	Adoption Effective 4/21/99	Amendment 2

AMENDMENT TO INTERCONNECTION AGREEMENTS - PAGE 27

Attachment 1 to Amendment to Interconnection Agreements

Interconnection Agreements Between The Parties as of August 1, 2006

STATE	EXACT TITLE OF ICA	NAMES OF PARTIES	EFFECTIVE DATE	THIS AMENDMENT IS AMENDMENT NUMBER

TCG INTERCONNECTION AGREEMENTS
Washington, DC

INTERCONNECTION AGREEMENT UNDER SECTIONS 251 AND 252 OF THE TELECOMMUNICATIONS ACT OF 1996

Dated as of February 3 1997

by and between

BELL ATLANTIC - WASHINGTON, D.C., INC.

and

TELEPORT COMMUNICATIONS - WASHINGTON, D.C., INC.

		Verizon Washington, DC Inc., f/k/a Bell Atlantic – Washington, D.C., Inc. Teleport Communications – Washington, D.C., Inc.	Effective 2/3/97	Amendment 5
TCG INTERCONNECTION AGREEMENTS
West Virginia (TCG adopted the terms of the MCImetro agreement)	Adopted Agreement: MCImetro/Bell Atlantic INTERCONNECTION AGREEMENT 1997 Agreement between MCImetro Access Transmission Services, Inc. and Bell Atlantic-West Virginia, Inc.	Verizon West Virginia Inc., f/k/a Bell Atlantic – West Virginia, Inc. MCImetro Access Transmission Services, LLC, f/k/ a MCImetro Access Transmission Services, Inc. (TCG Virginia, Inc., adoptee)	Adoption Effective 6/15/02	Amendment 3

AMENDMENT TO INTERCONNECTION AGREEMENTS - PAGE 28

Attachment 1 to Amendment to Interconnection Agreements

Interconnection Agreements Between The Parties as of August 1, 2006

STATE	EXACT TITLE OF ICA	NAMES OF PARTIES	EFFECTIVE DATE	THIS AMENDMENT IS AMENDMENT NUMBER

TCG INTERCONNECTION AGREEMENTS
Wisconsin (TCG adopted the terms of the AT&T agreement)	Adopted Agreement: INTERCONNECTION, RESALE AND UNBUNDLING AGREEMENT between AT&T COMMUNICATIONS OF WISCONSIN, INC. and GTE NORTH INCORPORATED	Verizon North Inc., f/k/a GTE North Incorporated AT&T Communications of Wisconsin, Inc. (TCG Milwaukee, Inc., adoptee)	Adoption Effective 11/24/03	Amendment 2

AMENDMENT TO INTERCONNECTION AGREEMENTS - PAGE 29

Attachment 2

Terms and Conditions

1. Definitions.

Notwithstanding anything to the contrary in the Interconnection Agreements, this Amendment, in any applicable tariff or SGAT, or otherwise (including a change to applicable law effected after the Effective Date), the terms defined in this Section (or elsewhere in this Amendment) shall have the respective meanings set forth in this Amendment. A defined term intended to convey the meaning stated in this Amendment is capitalized when used. Other terms that are capitalized, and not defined in this Amendment, shall have the meaning set forth in the Act. Unless the context clearly indicates otherwise, any term defined in this Amendment that is defined or used in the singular shall include the plural, and any term defined in this Amendment that is defined or used in the plural shall include the singular. The words “shall” and “will” are used interchangeably, and the use of either indicates a mandatory requirement. The use of one or the other shall not confer a different degree of right or obligation for either Party. The terms defined in this Amendment have the meanings stated herein for the purpose of this Amendment only, do not otherwise supersede terms defined in the Interconnection Agreement and are not to be used for any other purpose. By agreeing to use the definitions of terms used in this Amendment, neither Party is conceding the definition of a term for any other purpose.

(a) “Act” means the Communications Act of 1934 (47 U.S.C. Section 151 et. seq.), as amended from time to time (including by the Telecommunications Act of 1996).

(b) “Effective Date” means August 1, 2006.

(c) “End Office” means a carrier switch to which telephone service subscriber access lines are connected for the purposes of interconnection to other subscriber access lines and to trunks.

(d) “End User” means a third party residence or business subscriber to Telephone Exchange Services.

(e) “Extended Local Calling Scope Arrangement” means an arrangement that provides an End User a local calling scope (Extended Area Service, “EAS”) outside the End User’s basic exchange serving area. Extended Local Calling Scope Arrangements may be either optional or non-optional. “Optional Extended Local Calling Scope Arrangement Traffic” is traffic that, under an optional Extended Local Calling Scope Arrangement chosen by the End User, terminates outside of the End User’s basic exchange serving area.

(f) “ISP-Bound Traffic” means any Telecommunications traffic originated on the

AMENDMENT TO INTERCONNECTION AGREEMENTS - PAGE 30

public switched telephone network (“PSTN”) on a dial-up basis that is transmitted to an Internet service provider at any point during the duration of the transmission, and includes V/FX Traffic that is transmitted to an Internet service provider at any point during the duration of the transmission but, for purposes of this Amendment, does not include Local Traffic or VOIP Traffic (the Parties hereby acknowledging that they shall not be deemed, by virtue of this Amendment, to have agreed for any other purpose whether ISP-Bound Traffic does or does not include Local Traffic or VOIP Traffic).

(g) “LERG” or “Local Exchange Routing Guide” means a Telcordia Technologies publication containing NPA/NXX routing and homing information.

(h) “Local Traffic” consists of Telecommunications traffic for which reciprocal compensation is required by Section 251(b)(5) of the Act or 47 C.F.R Part 51, and is based on calling areas established from time to time by each respective state public service commission (typically based on Verizon’s local calling area, including non-optional EAS, except that, as of the Effective Date, in the State of New York reciprocal compensation is required on a LATA-wide basis) but, for purposes of this Amendment, does not include ISP-Bound Traffic or VOIP Traffic (the Parties hereby acknowledging that they shall not be deemed, by virtue of this Amendment, to have agreed for any other purpose whether Local Traffic does or does not include ISP-Bound Traffic or VOIP Traffic).

(i) “NPA/NXX Code” means area code plus the three-digit switch entity indicator (i.e., the first six digits of a ten-digit telephone number).

(j) “Tandem” or “Tandem Switch” means a physical or logical switching entity that has billing and recording capabilities and is used to connect and switch trunk circuits between and among End Office Switches and between and among End Office Switches and carriers’ aggregation points, points of termination, or points of presence, and to provide Switched Exchange Access Services.

(k) “Virtual Foreign Exchange Traffic” or “V/FX Traffic” means a call to or from an End User assigned a telephone number with an NPA/NXX Code (as set forth in the LERG) associated with an exchange that is different than the exchange (as set forth in the LERG) associated with the actual physical location of such End User’s station.

(l) “VOIP Traffic” means voice communications (including, for this purpose, fax transmissions and other applications, if any, of a type that may be transmitted over voicegrade communications) that are transmitted in whole or in part over packet switching facilities using Internet Protocol, but, for purposes of this Amendment, do not include ISP-Bound Traffic or Local Traffic (the Parties hereby acknowledging that they shall not be deemed, by virtue of this Amendment, to have agreed for any other purpose whether VOIP Traffic does or does not include ISP-Bound Traffic or Local Traffic). For purposes of this Amendment, VOIP Traffic also includes the foregoing communications exchanged between the Parties that are ultimately

AMENDMENT TO INTERCONNECTION AGREEMENTS - PAGE 31

originated by, or terminated to, a third party service provider, provided, however, that, in determining responsibility for access charges (if any) associated with VOIP Traffic pursuant to this Amendment, each Party reserves the right to maintain that such access charges are the responsibility of such third party service provider.

(m) “Wire Center” means a building or portion thereof that serves as the premises for one or more End Office switches and related facilities.

2. Conditions Precedent To Applicability of Rates.

(a) In order for the terms set forth in Sections 3 and 4 below to take effect, the following conditions precedent must be satisfied as of November 1, 2004 (i.e., as of the effective date of the like amendment to the predecessor Interconnection Agreement between the Parties in New York) (or, in the case of another carrier adopting any of the Interconnection Agreements, as of the effective date of any such adoption and with respect to such carrier and all of its CLEC affiliates): (i) AT&T shall be in compliance with the terms of Section 8 below regarding interconnection architecture; (ii) there shall be no outstanding billing disputes between the Parties with respect to reciprocal compensation or other intercarrier compensation charges by either Party for Local Traffic, ISP-Bound Traffic or VOIP Traffic; and (iii) the Aggregated Traffic Ratio (as defined in Section 3 below) for the last full calendar quarter prior to November 1, 2004 (or, in the case of another carrier adopting any of the Interconnection Agreements, for the last full calendar quarter prior to the effective date of any such adoption) shall be no greater than five (5) to one (1).

(b) If AT&T had failed to satisfy any of the conditions precedent set forth in Section 2(a) above as of November 1, 2004 (or in the case of another carrier adopting any of the Interconnection Agreements, as of the effective date of any such adoption), then compensation for ISP-Bound Traffic and Local Traffic exchanged between the Parties would have been (or in the case of another carrier adopting any of the Interconnection Agreements, shall be) governed by the following terms: (i) ISP-Bound Traffic shall be subject to “bill and keep” (i.e., zero compensation); and (ii) Verizon’s then-prevailing reciprocal compensation rates in each particular service territory (as set forth in Verizon’s standard price schedules, as amended) shall apply to Local Traffic exchanged between the Parties. For purposes of the preceding sentence only, all Local Traffic and ISP-Bound Traffic above a 3:1 ratio exchanged between the Parties under an Interconnection Agreement shall be considered to be ISP-Bound Traffic (except in Massachusetts, where a 2:1 ratio, instead of a 3:1 ratio, shall apply).

3. Unitary Rate for ISP-Bound Traffic and Local Traffic.

(a) Except as otherwise set forth in Sections 4, 5 or 6, commencing on the Effective Date, and continuing prospectively for the applicable time periods described below (the “Amendment Term”), when ISP-Bound Traffic or Local Traffic is originated by a Party’s End User on that Party’s network (the “Originating Party”) and delivered to the other Party (the

AMENDMENT TO INTERCONNECTION AGREEMENTS - PAGE 32

“Receiving Party”) for delivery to an End User of the Receiving Party, the Receiving Party shall bill and the Originating Party shall pay intercarrier compensation at the following equal, symmetrical rates (individually and collectively, the “Unitary Rate”):

-	$.0004 per MOU for traffic exchanged beginning on the Effective Date and ending on December 31, 2006 (or ending on a later date if and, to the extent that, this Amendment remains in effect (as set forth in Sections 9 and 10 below) after December 31, 2006);

provided, however, that if for any calendar quarter during the Amendment Term the ratio of MOUs, calculated on an aggregated basis across all jurisdictions, of (i) all traffic subject to the Unitary Rate under this Amendment that is originated on the networks of the Verizon Parties and delivered to the AT&T Parties, to (ii) all traffic subject to the Unitary Rate under this Amendment that is originated on the networks of the AT&T Parties and delivered to the Verizon Parties (the “Aggregated Traffic Ratio”), is greater than five (5) to one (1), then the Unitary Rate applicable to all such traffic above a five (5) to one (1) Aggregated Traffic Ratio shall be zero (i.e., “bill and keep”), and the then-applicable Unitary Rate shall continue to apply to all such traffic up to and including a five (5) to one (1) Aggregated Traffic Ratio. In addition, for the avoidance of doubt, for the purpose of calculating the Aggregated Traffic Ratio, “traffic subject to the Unitary Rate under this Amendment” shall also include VOIP Traffic until such time (if any) as the FCC issues the FCC VOIP Order referred to in Section 5(b) and rules that access charges apply to VOIP Traffic.

(b) Notwithstanding subsection (a) above: (i) for those geographic areas that, as of November 1, 2004, are subject to an Interconnection Agreement between the Parties providing that Local Traffic (or the definitional equivalent thereto) within such geographic areas is to be exchanged on a “bill & keep” basis, the Unitary Rate for purposes of this Amendment shall be deemed to be zero ($0.00) for the duration of the Amendment Term; and (ii) for those geographic areas that, as of November 1, 2004, are not subject to existing Interconnection Agreements between the Parties, the Unitary Rate for purposes of this Amendment shall be deemed to be zero ($0.00) for the duration of the Amendment Term.

(c) Notwithstanding subsection (a) above, the Parties are unable to agree, for purposes of creating a uniform rating methodology under this Amendment, whether V/FX Traffic that is not ISP-Bound Traffic should be treated like toll traffic that is subject to switched access charges, like Local Traffic subject to the Unitary Rate, or in some other manner. Therefore, the Parties agree that V/FX Traffic that is not ISP-Bound Traffic shall continue to be governed by the treatment accorded such traffic under the terms of the existing Interconnection Agreements between the Parties as in effect prior to this Amendment; provided, however, to the extent such Interconnection Agreements subject V/FX Traffic that is not ISP-Bound Traffic to reciprocal compensation, such traffic shall instead be subject to the Unitary Rate as set forth in this Amendment. Notwithstanding the foregoing terms of this subsection, V/FX Traffic that is VOIP Traffic will be governed by the applicable provisions of Section 5.

AMENDMENT TO INTERCONNECTION AGREEMENTS - PAGE 33

4. Intentionally left blank.

5. VOIP Traffic.

(a) In accordance with and to the extent required by the FCC’s Order, In the Matter of Petition for Declaratory Ruling that AT&T’s Phone-to-Phone IP Telephony Services are Exempt from Access Charges, FCC 04-97, WC Docket No. 02-361 (released April 21, 2004) (“AT&T VOIP Order”), any VOIP Traffic exchanged between the Parties that is subject to such AT&T VOIP Order (“Phone-to-Phone VOIP Traffic”) shall pursuant to such Order be billed to the responsible Party at the applicable interstate switched access rates as set forth in the Parties’ relevant tariffs (including, for the avoidance of any doubt, with respect to both usage and applicable facilities). Should the treatment of traffic subject to the AT&T VOIP Order be modified by the FCC, by a court, or by other applicable federal law, such order or law shall be applied prospectively from the effective date of such order or law to the extent such order or law addresses Phone-to-Phone VOIP Traffic, and each Party reserves all rights to argue for or against retroactive application of that order or law.

(b) Except as provided in subsection (a) above with respect to Phone-to-Phone VOIP Traffic, the Parties do not agree on whether (and, if so, what) compensation is due in connection with the exchange of VOIP Traffic. Accordingly, until such time as the FCC issues an effective order deciding whether reciprocal compensation, access or some other amount (or regime) constitutes the appropriate compensation due in connection with the exchange of VOIP Traffic (the “FCC VOIP Order”), each Party shall, with respect to VOIP Traffic other than Phone-to-Phone VOIP Traffic (which is addressed in subsection (a) above): (i) track and identify to the other Party sufficient information relating to its VOIP Traffic that is terminated to the other Party to enable the terminating Party to rate such traffic, (ii) conspicuously identify any charges it seeks to impose upon the other Party for termination of VOIP Traffic identified by the other Party to the extent such charges are in excess of the Unitary Rate, and (iii) upon receipt of an invoice from the other Party for charges arising from its termination of such VOIP Traffic, pay an amount no less than the amount that would be due if the Unitary Rate were applied to such VOIP Traffic. Without any probative value as to the merits of either Party’s position with respect to the appropriate compensation due on VOIP Traffic, the billed Party may dispute (and withhold payment of) any access or intercarrier compensation charges billed by the other Party on such VOIP Traffic in excess of the Unitary Rate. In addition, the billing Party may accept payment of the lower amount without waiving any claims it may have that a higher amount is due, and the Party delivering such traffic shall be deemed to have taken all steps required in order to preserve any right it may have to not pay a higher amount. Upon the effectiveness of the FCC VOIP Order, such FCC VOIP Order shall be applied prospectively from the effective date of the FCC VOIP Order, and each Party reserves all rights to argue for or against retroactive application of that ruling. In the event the FCC rules that access charges do not apply to such traffic, such

AMENDMENT TO INTERCONNECTION AGREEMENTS - PAGE 34

traffic shall continue to be subject to the Unitary Rate pursuant to this Amendment.

6. Other Traffic.

Notwithstanding any other provision in the Interconnection Agreements, this Amendment, an applicable tariff or SGAT, or otherwise:

(a) AT&T shall not knowingly deliver to Verizon Local Traffic or ISP-Bound Traffic that originates with a third Telecommunications Carrier, except (i) in exchanges where such Telecommunications Carrier uses AT&T as the sole means of both terminating Local Traffic and ISP-Bound Traffic to Verizon’s network and receiving Local Traffic and ISP-Bound Traffic originating on the Verizon network, (ii) where the Parties exchange Local Traffic and ISP-Bound Traffic with such Telecommunications Carrier for purposes of overflow or redundancy, (iii) if AT&T pays Verizon the same amount that such third Telecommunications Carrier would have paid Verizon for that traffic at the location the traffic is delivered to Verizon by AT&T, not to exceed the applicable Tandem or End Office reciprocal compensation charges for such jurisdiction, or (iv) as may be subsequently agreed to in writing by the Parties.

(b) Local Traffic or ISP-Bound Traffic that originates with a third Telecommunications Carrier and is handed off by AT&T to Verizon pursuant to Section 6(a) above, as well as Local Traffic or ISP-Bound Traffic that Verizon hands off to AT&T for delivery to a third Telecommunications Carrier, in each case other than such traffic that is not routed through such Telecommunications Carrier’s own switch, shall not be included in the calculation of the Aggregated Traffic Ratio in Section 3(a) above.

(c) Notwithstanding the foregoing provisions of Section 6(a), Verizon, in its sole discretion, may elect to deliver Local Traffic or ISP-Bound Traffic originating on its network directly to any third Telecommunications Carrier that is also exchanging such traffic with Verizon through AT&T’s network, provided it has made appropriate arrangements with such third Telecommunications Carrier. In the event Verizon elects to do so, AT&T will be deemed to have satisfied the conditions under Section 6(a)(i) above with respect to such direct-trunked traffic.

(d) In determining whether traffic of a third Telecommunications Carrier exchanged with Verizon under Sections 6(a)(i) and 6(a)(iii) above is Local Traffic/ISP-Bound Traffic or, alternatively, interexchange/toll traffic, the terms and conditions of the applicable interconnection agreement (if any) in effect between such third Telecommunications Carrier and Verizon shall control. By way of example, if such an interconnection agreement provides that V/FX Traffic is subject to switched exchange access charges, it shall continue to be subject to such charges even if exchanged with Verizon through AT&T. Verizon will disclose any such interconnection agreement provisions to AT&T upon request.

(e) AT&T may not charge Verizon any fees for transiting Local Traffic or ISP-Bound

AMENDMENT TO INTERCONNECTION AGREEMENTS - PAGE 35

Traffic from Verizon to a third Telecommunications Carrier pursuant to Section 6(a)(i) or (ii) above other than the Unitary Rate. AT&T may not charge Verizon any fees for transiting Local Traffic or ISP-Bound Traffic from Verizon to a third Telecommunications Carriers pursuant to Section 6(a)(iii) above other than the same amount that such third carrier would have charged Verizon for that traffic.

7. Identification and Routing of Calls.

The Parties shall comply with all terms and provisions set forth in the Interconnection Agreements relating to routing and transmission of call record information, as well as with all applicable laws and regulations relating to each Party’s routing and identification of its domestic voice traffic, including all FCC rules governing calling party number (“CPN”) information and SS7 signaling information. Where call records do not provide an accurate basis for jurisdictionalization of traffic for intercarrier compensation purposes, the Parties shall use other appropriate methods to be agreed upon.

8. Interconnection Architecture.

Notwithstanding any other provision in the Interconnection Agreements, this Amendment, an applicable tariff or SGAT, or otherwise, this Section sets forth the Parties’ respective rights and obligations regarding interconnection architecture during the Amendment Term.

(a) Traffic To Which The Interconnection Architecture Applies.

The network interconnection architecture arrangements set forth in this Amendment apply to interconnection facilities used by the Parties to exchange Local Traffic and ISP-Bound Traffic. They also apply to interconnection facilities used by the Parties to exchange translated LEC IntraLATA toll free service access code (e.g., 800/888/877) traffic, IntraLATA Toll traffic, tandem transit traffic, V/FX Traffic that is not ISP-Bound Traffic, and VOIP Traffic, subject, however, to the applicable terms, if any, set forth in the Interconnection Agreements or applicable tariffs (if any) relating to compensation for facilities, as modified by this Amendment. Traffic subject to the Unitary Rate under this Amendment (including VOIP Traffic subject to Section 5(b)) may be routed by either Party in the same manner as required for Local Traffic pursuant to the applicable Interconnection Agreements (as modified pursuant to this Section); provided, however, that use of such arrangements for VOIP Traffic may not be cited by or used against either Party to support either Party’s position concerning the applicability of access charges or separate trunking requirements for VOIP Traffic. To the extent (i) the pricing for interconnection facilities may differ depending on the extent to which such facilities are used for Local Traffic or for “toll,” “access” or “non-reciprocal compensation” traffic, and (ii) such interconnection facilities are used for the exchange of VOIP traffic (other than traffic subject to the AT&T VOIP Order), until such time (if any) as the FCC determines that access charges apply to such traffic, the Parties shall treat such traffic as Local Traffic, in accordance with the terms of the applicable Interconnection Agreement(s) (as modified pursuant to this Section), for purposes

AMENDMENT TO INTERCONNECTION AGREEMENTS - PAGE 36

of determining billing and payment for such facilities, but in doing so the billing Party shall not be deemed to have waived any claims it may have for application of a higher transport rate should the FCC rule that access charges apply to such traffic. In the event the FCC rules that access charges apply to such VOIP traffic, such traffic will be treated as “access traffic” for purposes of determining billing and payment for such facilities.

(b) Terms for Grandfathering of Existing Interconnection Architecture.

(i) Subject to the terms of this Amendment, the Parties shall “grandfather” their carrier-specific point of interconnection (“POI”) architecture existing as of November 1, 2004 in any LATA where any of the AT&T Parties is interconnected, as of November 1, 2004, with Verizon on a direct or indirect (i.e., through another local exchange carrier) basis. As such, in those LATAs in which the Parties are interconnected as of November 1, 2004, Verizon shall deliver traffic to AT&T switch(es) in such LATAs where Verizon has an obligation to do so pursuant to the terms of the applicable Interconnection Agreements; and AT&T shall deliver traffic to Verizon Tandems and End Offices in such LATAs where AT&T has an obligation to do so pursuant to the terms of the applicable Interconnection Agreements.

(ii) AT&T shall establish direct end office trunks between any AT&T End Office and any Verizon End Office when traffic between such End Offices reaches 1215 busy hour centium call seconds (“BHCCS”) in any two (2) consecutive months (or in any three (3) of six (6) consecutive months). Notwithstanding any other provision of the Interconnection Agreements, this Amendment, an applicable tariff or SGAT, or otherwise, AT&T shall be financially responsible for any transport facilities associated with such direct end office trunking to the Verizon End Office for traffic originating on AT&T’s network.

(iii) For the avoidance of any doubt, the term “transport” as used in this Amendment includes transport facilities, as well as any multiplexing and entrance facilities, to the extent applicable.

(iv) In addition to any other interconnection methods set forth in the applicable Interconnection Agreements, both Parties may meet the foregoing interconnection obligations through purchasing transport from the other Party or a third party, or through self-provisioning. AT&T may self-provision via collocation at the applicable Verizon Wire Center (or via collocation at another Verizon Wire Center in the applicable LATA and the purchase of transport from such Verizon Wire Center (at which AT&T collocates) to the applicable Wire Center), subject to the collocation terms of the applicable Interconnection Agreement or Verizon tariff; and Verizon may do so via an arrangement in which Verizon places its equipment in an AT&T Wire Center, and AT&T provides space and power. For such self-provisioning arrangements that Verizon establishes on or after November 1, 2004 at an AT&T premise, AT&T shall provide the arrangements at rates no less favorable (taken as a whole) than Verizon collocation rates, and under terms and conditions subject to negotiation and mutual agreement by the Parties. (For avoidance of doubt, AT&T’s collocation rates need not be structured identically to Verizon’s

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rates. For example, AT&T may assess fees for space and power on DS-1 or DS-3 increments rather than by square footage.) For such self-provisioning arrangements that Verizon established prior to November 1, 2004 at an AT&T premise, if the applicable Interconnection Agreement provides AT&T with the right to charge for such arrangements, and if AT&T was charging Verizon, as of November 1, 2004, for such arrangements, Verizon will continue to have an obligation to pay those charges. Notwithstanding any other provision of the Interconnection Agreements, this Amendment, an applicable tariff or SGAT, or otherwise, Verizon shall not have an obligation to pay any charges associated with the use of AT&T space and power for any such pre-existing arrangements for which AT&T was not charging Verizon as of November 1, 2004.

(v) Where an AT&T switch is outside the originating Verizon Tandem serving area, and where Verizon is purchasing transport from AT&T, then AT&T shall charge Verizon transport mileage charges that are calculated using the lesser of the actual airline mileage for the transport Verizon purchases from AT&T or 10 miles. Where an AT&T switch is within the originating Verizon Tandem service area, and where Verizon is purchasing transport from AT&T, AT&T may charge Verizon transport mileage charges calculated using the actual airline mileage for the transport Verizon purchases from AT&T. Subject to the foregoing, in those jurisdictions where Verizon is providing interconnection transport to AT&T, AT&T shall charge Verizon a transport rate that is no higher than the lower of (A) the transport rate that Verizon charges AT&T in such jurisdictions, subject to application of the available Verizon volume and term pricing requirements as provided below in subsection (vii) (and, for the avoidance of any doubt, Verizon’s own volumes of transport obtained from AT&T shall be applied in determining whether Verizon qualifies for any volume and term pricing requirements), and (B) the rate that would be available to Verizon pursuant to the applicable AT&T tariff that corresponds to the tariff providing the basis (i.e., intrastate or interstate special access) for Verizon’s rates without regard to this Amendment, subject to application of the available volume and term pricing requirements available under the AT&T tariff as provided below in subsection (vii) based on Verizon’s volumes of transport obtained from AT&T. Under each of subsections (A) and (B) above, where Verizon uses Percent Interstate Usage (“PIU”) and Percent Local Usage (“PLU”) factors for purposes of Verizon’s billing of transport to AT&T pursuant to the Interconnection Agreement, AT&T shall apply to such billing of Verizon the same PIU and PLU factors, where applicable, that AT&T provides to Verizon, which factors may be calculated by AT&T on a total volume-weighted statewide or LATA-wide basis as agreed upon by the Parties.

(vi) In those jurisdictions where Verizon is not providing interconnection transport to AT&T, the transport amount that AT&T shall charge to Verizon for purposes of this Section shall be an amount no higher than the Verizon interstate access rates for the applicable jurisdiction, subject to the volume and terms pricing requirements as provided below. At such time that Verizon provides interconnection transport to AT&T in such a jurisdiction, then the terms of the immediately preceding subsection shall apply.

(vii) In all cases described above, each Party shall make available to the other Party any applicable volume and term pricing (subject to the other Party meeting the

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requirements of the volume and term plan).

(viii) Notwithstanding any other provision of the Interconnection Agreements, this Amendment, an applicable tariff or SGAT, or otherwise, AT&T shall reflect the charges for interconnection transport set forth in this Amendment beginning immediately in its invoices to Verizon.

(c) FCC Interconnection Architecture Rules.

If, prior to the expiration of the Amendment Term, the FCC issues an order, modifying the network interconnection rules, in its Unified Intercarrier Compensation Regime proceeding (CC Docket 01-92), upon a Party’s written request, the Parties shall, on a market by market basis, discuss in good faith how, if at all, they wish to conform the existing network interconnection architecture to the newly adopted FCC rules. For the avoidance of any doubt, implementation of such new rules taking effect prior to the expiration of the Amendment Term would be subject to the mutual, written agreement of the Parties, and implementation of such new rules to take effect after December 31, 2006 would be subject to the provisions of any Interconnection Agreement related to modifying an Interconnection Agreement for a change of law.

(d) New Interconnection Architecture Provisions.

(i) The terms set forth above in this Section shall apply to any of the AT&T Parties in any LATA where any of the AT&T Parties is interconnected, as of November 1, 2004, with Verizon on a direct or indirect (i.e., through another local exchange carrier) basis. If none of the AT&T Parties is interconnected either directly or indirectly with Verizon in a LATA, the implementation of any interconnection by either Party shall be pursuant to the mutual POI terms and conditions set forth below. Appendix A sets forth those LATAs where AT&T and Verizon are not interconnected as of November 1, 2004 and for which the mutual POI terms set forth below shall apply, if interconnection is implemented between the Parties in those LATAs.

(ii) AT&T shall establish at least one (1) mutual POI (i.e., a technically feasible point on Verizon’s network at which each Party delivers its originating traffic to the other Party) in each of the Verizon Tandem serving areas in each LATA in which either of the Parties wishes to exchange (but is not exchanging as of November 1, 2004) traffic.

(iii) Except for LATAs 132 (in New York) and 224 (in New Jersey), the default mutual POI location(s) shall be (A) at each local Tandem location where Verizon houses separate local and access Tandems in the same Wire Center; and (B) at each Verizon local Tandem location, including those combination Tandems that provide both local and access functionality, provided that the number of mutual POIs established at local-only Tandem locations (i.e., there is no combination access functionality or separate access Tandem in the same Wire Center) does not exceed the number of Verizon access Tandems in the LATA. If the

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number of Verizon local-only Tandems in a LATA exceeds the number of Verizon access Tandems in a LATA, then Verizon may designate which local Tandem locations will be mutual POI locations; provided, however, AT&T shall provide separate trunk groups to those local Tandems at which a mutual POI has not been established by AT&T or direct End Office trunks for its originating traffic that is destined for a Verizon End Office that subtends a Verizon local Tandem at which a mutual POI has not been established by AT&T. For LATAs 132 and 224 (to the extent they are not grandfathered pursuant to Section 8(b) above), the default mutual POI location(s) shall be each Verizon local Tandem location irrespective of the number or location of Verizon access Tandems.

(iv) In any LATA in which there are fewer than two (2) Verizon local Tandems, in addition to the mutual POI at the Verizon Tandem Wire Center(s) as described above, AT&T shall establish additional mutual POIs at a Verizon End Office Wire Center when total traffic exchanged between any AT&T End Office and such Verizon End Office reaches 1215 BHCCS in any two (2) consecutive months (or in any three (3) of six (6) consecutive months), unless otherwise mutually agreed to in writing by the Parties. AT&T shall establish direct End Office trunks to such Verizon End Office when total traffic exchanged between any AT&T End Office and that End Office reaches 1215 BHCCS in any two (2) consecutive months (or in any three (3) of six (6) consecutive months). AT&T may meet the direct end office trunking obligation through purchasing transport from Verizon or a third party, or through self-provisioning via collocation.

(v) Where the Verizon End Office subtends a third party carrier Tandem, then subject to the following condition, each Party shall have the right to interconnect via transiting the third party Tandem for traffic originated by such Party. If the total volume of traffic exchanged between a certain AT&T switch and a certain Verizon End Office reaches 1215 BHCCS in any two (2) consecutive months (or in any three (3) of six (6) consecutive months), AT&T shall establish direct End Office trunks between such locations. At its discretion, AT&T also may establish direct End Office trunks between such locations at a lower traffic volume threshold. The mutual POI will be the existing meet point between Verizon and the Tandem transit provider.

(vi) Where a Verizon switch and an AT&T facility have a common location as set forth in Appendix B to this Amendment, the Parties may effect interconnection for their originating traffic where an applicable Interconnection Agreement specifies use of one way trunks, and for both Parties’ respective traffic where an applicable Interconnection Agreement specifies use of two way trunks, via direct intrabuilding cable connection pursuant to rates, terms, and conditions comparable to those set forth in the Parties’ New York Interconnection Agreement as in effect on November 1, 2004.

9. Early Termination of Interconnection Agreement.

Notwithstanding any other provision of the Interconnection Agreements, this Amendment, any

AMENDMENT NO. 1 TO NEW YORK INTERCONNECTION AGREEMENTS - PAGE 40

applicable tariff or SGAT, or otherwise, the terms contained herein shall govern the relationship of the Parties with respect to the subject matter set forth herein, through December 31, 2006, and thereafter as well until such time as such terms are superseded by a subsequent Interconnection Agreement effective after December 31, 2006 or are modified pursuant to Section 10 of this Amendment, notwithstanding the fact that an Interconnection Agreement may expire or be terminated prior to that date. In case of the expiration or termination of an Interconnection Agreement prior to December 31, 2006, the terms contained herein shall continue to remain in effect through December 31, 2006 and thereafter until such time as such terms are superseded by a subsequent Interconnection Agreement effective after December 31, 2006, or are modified pursuant to Section 10 of this Amendment.

10. Modification of Terms.

Notwithstanding any other provision of the Interconnection Agreements, this Amendment, any applicable tariff or SGAT, or otherwise, upon thirty (30) days advance written notice, either Party may initiate a request, to take effect at any time after December 31, 2006, for an amendment to the Interconnection Agreement(s) to reflect a change of law, or may request inclusion of new or different terms as part of the negotiation or arbitration of a new interconnection agreement, or may request an amendment to an existing agreement providing new or different terms governing intercarrier compensation and network interconnection architecture, provided that neither Party shall be obligated to agree to any such request, and in the event the Parties are unable to agree upon different terms or an amendment to an existing Interconnection Agreement, either Party may seek to have the issue arbitrated pursuant to applicable procedures governing the Interconnection Agreement. Any such request for an amendment shall be deemed to be a request to negotiate, under Sections 251 and 252 of the Act, the rates, terms and conditions of Sections 4 and 5 of the Interconnection Agreement (as amended hereby) as well as any definitions related thereto.

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Appendix A

LATAs Where Verizon and AT&T Are Not Interconnected As of August 1, 2006

Mattoon, IL—LATA 976

Macomb, IL—LATA 977

Louisville, IN—LATA 462

Richmond, IN—LATA 937

Reno, NV—LATA 720

Lima-Mansfield, OH—LATA 923

Blue Field, VA—932

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Appendix B

3D Condo and Shared Network Facility Arrangements (“SNFA”) Established Between

the Parties as of August 1, 2006

VERIZON 3D CONDO SITES - 28 locations

Mid-Atlantic
1. 30 E Street, S.W., Washington, D.C.
2. 8670 Georgia Avenue, Silver Spring, MD
3. 323 N. Charles Street, Baltimore, MD
4. 65/75 W. Passaic Street, Rochelle Park, NJ
5. 175 W. Main Street, Freehold, NJ
6. 88 Horsehill Road, Cedar Knolls, NJ
7. 1300 Whitehorse Pike, Hamilton SQ, NJ
8. 95 William Street, Newark, NJ
9. 12 N. 7th Street, Camden, NJ
10. 2510 Turner Road, Richmond, VA
11. 900 Walter Reed Drive, Arlington, VA
12. 120-136 W. Bute Street, Norfolk, VA
13. 816 Lee Street, Charleston WV
14. 703 E. Grace Street, Richmond, VA
15. 225 Franklin Street, Roanoke, VA
16. 210 Pine Street, Harrisburg, PA

New England
1. 250 Bent Street, Cambridge, MA
2. 351 Bridge Street, Springfield, MA
3. 425 Canal Street, Lawrence, MA
4. 45-55 Forest Street, Portland, ME
5. 25 Concord Street, Manchester, NH
6. One Greene Street, Providence, RI
7. 29 Gates Street, White River Junction, VT

New York
1. 33 Thomas Street, New York, NY
2. 158 State Street, Albany, NY
3. 62-64 Henry Street, Binghamton, NY

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4. 65 Franklin Street, Buffalo, NY
5. 201 S. State Street, Syracuse, NY

VERIZON SNFA SITES - 11 locations
City/State	Street Address
Verizon SNFA Billed to AT&T
1. Wheeling, WV	1501-1515 Chapline St.
2. Lynchburg, VA	706 Church St.
3. Staunton, VA	115 Fillmore St.
4. Harrisburg, PA	210 Pine St.
5. Williamsport, PA	404 West Fourth St.
6. Garden City, NY	Address Not Available

Verizon SNFA Paid to AT&T
7. Fredericksburg, VA	State Road 654
8. Newark, NJ	95 William St.
9. Worcester, MA	175 Main St.
10. Highland, NY	Top of Illinois Mountain
11. White Plains, NY	360 Hamilton Ave - D-Bldg.

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